SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 2, 2003



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------


       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)



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     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired:

     None.

     (b) Pro Forma Financial Information:

     None.

     (c) Exhibits:

     99.1 Avado Brands, Inc. press release dated May 2, 2003, announcing the Company's financial results for the first quarter of 2003 (furnished pursuant to Items 9 and 12 of Form 8-K).


     ITEM 9. REGULATION FD DISCLOSURE

     Pursuant to Exchange Act Release 47583, Avado Brands, Inc. ( the "Company") is furnishing the following information and Exhibit pursuant to Items 9 and 12 of Form 8-K.

     On May 2, 2003, the Company issued a press release to announce its financial results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1. The press release presents the Company's adjusted earnings before interest, taxes and depreciation and amortization ("Adjusted EBITDA") for the first quarter of 2003, along with the most directly comparable financial measure calculated and presented in accordance with GAAP, which the Company determined to be operating income (loss), and a schedule reconciling Adjusted EBITDA to operating income (loss).

     Management believes that presentation of non-GAAP financial measures such as Adjusted EBITDA is useful because it allows investors and management to evaluate and compare the Company's operating results from continuing operations from period to period in a more meaningful and consistent manner than relying exclusively on GAAP financial measures. Adjusted EBITDA is also a component of certain financial covenants in the Company's debt agreements. Non-GAAP financial measures however should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted EBITDA as used in the press release may not be comparable to other similarly titled measures used by other companies.

     As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

     The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Items 9 and 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Chief Financial Officer


Date:  May 2, 2003


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